UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Global Real Estate Investment Fund

May 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 11, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non- U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index for the six- and 12-month periods ended May 31, 2014. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes; additionally, a comparison to the overall U.S. stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index, is shown.

All share classes of the Fund underperformed the primary benchmark for both periods. During the six-month period, sector selection detracted from returns, impacted by an overweight to the diversified sector and an underweight to the self-storage sector. Stock selection within sector also detracted; the largest detractors were selections within the residential and industrial/office sectors, which was partially offset by positive stock selection in the diversified sector. Currency management added to performance. For the 12-month period, sector selection detracted due to an overweight to the diversified sector and underweight to the health care sector. Stock selection within sector also detracted; the largest detractor was selection in the diversified and residential sectors, which was partially offset by positive stock selection in the industrial/office sector. Currency management added modestly to returns.

Derivatives in the form of currency forwards were utilized to implement currency management.

Market Review and Investment Strategy

An improving outlook for global economic growth helped real estate markets rise during the six- and 12-month periods ended May 31, 2014. Global real estate stocks have been benefiting from several positive trends: both debt and equity financing remain available at attractive prices, and real estate fundamentals are generally improving or stable across the globe. In Australia, the residential sector remains strong, buoyed by the ongoing recovery in home prices. In Japan, the overall economic environment has improved, leading to signs of a recovery in the office market. In the UK, the London office market has been especially strong, and the recovery in real estate values is now spreading to secondary markets. For continental Europe, the recent return to economic growth is helping a broad swath of the property market. In the U.S., most segments of the property market are performing well, including the lodging, industrial and residential sectors.

The Global REIT Senior Investment Management Team (the “Team”) continues to find attractive opportunities across a wide group of countries and sectors, and remains focused on attractively-priced companies with improving fundamentals, together with the balance sheet strength that the Team believes can withstand periods of renewed volatility.

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The FTSE® EPRA/NAREIT Developed RE Index, MSCI World Index and S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	8.79%	7.42%

Class B*	8.46%	6.67%

Class C	8.42%	6.64%

Advisor Class†	9.01%	7.80%

Class R†	8.70%	7.08%

Class K†	8.87%	7.50%

Class I†	9.04%	7.83%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index	10.92%	9.82%

MSCI World Index	6.52%	18.87%

S&P 500 Index	7.62%	20.45%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.42%	2.87%
5 Years	15.94%	14.94%
10 Years	7.64%	7.17%

Class B Shares
1 Year	6.67%	2.67%
5 Years	15.03%	15.03%
10 Years(a)	6.96%	6.96%

Class C Shares
1 Year	6.64%	5.64%
5 Years	15.11%	15.11%
10 Years	6.87%	6.87%

Advisor Class Shares*
1 Year	7.80%	7.80%
5 Years	16.29%	16.29%
10 Years	8.00%	8.00%

Class R Shares*
1 Year	7.08%	7.08%
5 Years	15.68%	15.68%
Since Inception†	5.63%	5.63%

Class K Shares*
1 Year	7.50%	7.50%
5 Years	16.06%	16.06%
Since Inception†	5.95%	5.95%

Class I Shares*
1 Year	7.83%	7.83%
5 Years	16.43%	16.43%
Since Inception†	6.30%	6.30%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.13%, 2.11%, 1.10%, 1.65%, 1.34% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.38%
5 Years	15.51%
10 Years	7.06%

Class B Shares
1 Year	8.32%
5 Years	15.63%
10 Years(a)	6.85%

Class C Shares
1 Year	11.34%
5 Years	15.67%
10 Years	6.76%

Advisor Class Shares*
1 Year	13.44%
5 Years	16.84%
10 Years	7.88%

Class R Shares*
1 Year	12.79%
5 Years	16.24%
Since Inception†	5.78%

Class K Shares*
1 Year	13.21%
5 Years	16.60%
Since Inception†	6.10%

Class I Shares*
1 Year	13.53%
5 Years	16.98%
Since Inception†	6.45%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,087.90	$7.34	1.41%
Hypothetical**	$1,000	$1,017.90	$7.09	1.41%
Class B
Actual	$1,000	$1,084.60	$11.28	2.17%
Hypothetical**	$1,000	$1,014.11	$10.90	2.17%
Class C
Actual	$1,000	$1,084.20	$11.02	2.12%
Hypothetical**	$1,000	$1,014.36	$10.65	2.12%
Advisor Class
Actual	$1,000	$1,090.10	$5.78	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%
Class R
Actual	$1,000	$1,087.00	$8.69	1.67%
Hypothetical**	$1,000	$1,016.60	$8.40	1.67%
Class K
Actual	$1,000	$1,088.70	$7.08	1.36%
Hypothetical**	$1,000	$1,018.15	$6.84	1.36%
Class I
Actual	$1,000	$1,090.40	$5.37	1.03%
Hypothetical**	$1,000	$1,019.80	$5.19	1.03%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $180.9

*	All data are as of May 31, 2014. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Belgium, Brazil, Ireland, Italy, Mexico and Thailand.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$7,057,571	3.9%
Unibail-Rodamco SE	3,641,322	2.0
Mitsui Fudosan Co., Ltd.	3,472,018	1.9
SL Green Realty Corp.	3,213,860	1.8
Westfield Retail Trust	2,878,047	1.6
Essex Property Trust, Inc.	2,857,358	1.6
Stockland	2,805,435	1.5
British Land Co. PLC	2,739,526	1.5
Extra Space Storage, Inc.	2,685,031	1.5
Wharf Holdings Ltd.	2,532,027	1.4
	$33,882,195	18.7%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Equity: Other – 33.0%
Diversified/Specialty – 26.8%
Armada Hoffler Properties, Inc.	74,572	$720,366
British Land Co. PLC	228,314	2,739,526
Buzzi Unicem SpA	43,840	763,311
CA Immobilien Anlagen AG(a)	84,840	1,573,134
Cheung Kong Holdings Ltd.	91,000	1,628,945
Cofinimmo	3,450	412,536
Country Garden Holdings Co., Ltd.	2,539,000	1,072,371
Digital Realty Trust, Inc.(b)	17,790	1,022,925
Dream Office Real Estate Investment Trust	40,411	1,086,770
East Japan Railway Co.	10,600	811,433
Fibra Uno Administracion SA de CV	289,670	889,299
Frasers Centrepoint Ltd.	299,000	462,907
Gramercy Property Trust, Inc.	339,489	1,992,800
Hemfosa Fastigheter AB(a)	53,291	891,900
Henderson Land Development Co., Ltd.	66,000	430,154
ICADE	9,500	950,896
Japan Hotel REIT Investment Corp.	2,034	950,132
Kennedy Wilson Europe Real Estate PLC(a)	107,620	1,890,515
Kennedy-Wilson Holdings, Inc.	71,090	1,760,899
Klovern AB	151,266	809,532
Land Securities Group PLC	93,745	1,680,412
Lend Lease Group	108,000	1,350,648
LPN Development PCL (NVDR)	160,000	78,801
Mitchells & Butlers PLC(a)	132,930	938,194
Mitsubishi Estate Co., Ltd.	89,000	2,173,757
Mitsui Fudosan Co., Ltd.	109,000	3,472,018
New World Development Co., Ltd.	672,505	772,011
Nomura Real Estate Master Fund, Inc.	448	511,607
Regal Entertainment Group – Class A	92,020	1,795,310
Spirit Realty Capital, Inc.	51,851	585,398
Sumitomo Realty & Development Co., Ltd.	57,000	2,461,897
Sun Hung Kai Properties Ltd.	161,855	2,217,403
Supalai PCL (NVDR)	983,300	592,838
Swire Properties Ltd.	480,400	1,495,910
Taiheiyo Cement Corp.	88,000	333,605
Tokyu Fudosan Holdings Corp.	54,700	433,031
Top REIT, Inc.	109	503,036
UOL Group Ltd.	213,616	1,124,767
Vornado Realty Trust	6,610	707,799
Wharf Holdings Ltd.	356,000	2,532,027

		48,620,820

Health Care – 6.2%
Chartwell Retirement Residences	88,220	859,175
HCP, Inc.	31,680	1,322,640
Health Care REIT, Inc.	16,491	1,042,726
LTC Properties, Inc.	50,910	2,023,163
Medical Properties Trust, Inc.	159,410	2,155,223
Omega Healthcare Investors, Inc.(b)	66,500	2,453,185
Ventas, Inc.	19,830	1,324,644

		11,180,756

		59,801,576

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 21.8%
Regional Mall – 8.3%
CFS Retail Property Trust Group	772,870	$1,476,325
General Growth Properties, Inc.	81,530	1,942,860
Glimcher Realty Trust	73,400	808,868
Pennsylvania Real Estate Investment Trust	83,560	1,499,902
Simon Property Group, Inc.	42,398	7,057,571
Washington Prime Group, Inc.(a)	21,199	421,648
Westfield Group	182,082	1,815,774

		15,022,948

Shopping Center/Other Retail – 13.5%
Aeon Mall Co., Ltd.	35,260	890,537
DDR Corp.	94,470	1,635,276
Federal Realty Investment Trust	5,070	605,966
Federation Centres Ltd.	599,500	1,407,708
Fukuoka REIT Co.	215	367,221
Harvey Norman Holdings Ltd.(b)	240,260	717,426
Japan Retail Fund Investment Corp.	391	861,498
Kimco Realty Corp.	19,180	439,606
Kite Realty Group Trust	168,299	1,045,137
Klepierre	42,953	2,085,791
Link REIT (The)	83,261	444,065
Ramco-Gershenson Properties Trust	119,279	1,980,031
Regency Centers Corp.	12,000	640,800
Retail Opportunity Investments Corp.	127,100	2,008,180
RioCan Real Estate Investment Trust(b)	19,399	488,956
Unibail-Rodamco SE	13,021	3,641,322
Vastned Retail NV	29,410	1,498,869
Weingarten Realty Investors	24,880	790,935
Westfield Retail Trust	968,420	2,878,047

		24,427,371

		39,450,319

Residential – 16.6%
Multi-Family – 13.4%
Associated Estates Realty Corp.	112,640	1,947,546
Brookfield Residential Properties, Inc.(a)	39,582	799,556
China Overseas Land & Investment Ltd.	306,000	803,366
China Vanke Co., Ltd. – Class B	731,117	1,151,718
CIFI Holdings Group Co., Ltd.	2,520,000	465,618
Comforia Residential REIT, Inc.	87	634,377
Equity Residential	26,460	1,635,228
Essex Property Trust, Inc.	15,790	2,857,358
GAGFAH SA(a)	78,110	1,302,197
Irish Residential Properties REIT PLC(a)	320,000	440,570
Japan Rental Housing Investments, Inc.	697	442,451
Kenedix Residential Investment Corp.	203	448,275
KWG Property Holding Ltd.	1,406,500	892,918
LEG Immobilien AG(a)	24,170	1,705,879
Mid-America Apartment Communities, Inc.	31,660	2,290,601

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Rossi Residencial SA(a)	514,855	$372,301
Sekisui Chemical Co., Ltd.	39,000	424,669
Stockland	771,750	2,805,435
Taylor Wimpey PLC	437,180	794,518
UDR, Inc.	38,640	1,063,373
Wing Tai Holdings Ltd.	653,000	1,015,785

		24,293,739

Self Storage – 3.2%
Extra Space Storage, Inc.	51,290	2,685,031
Public Storage	12,452	2,146,476
Safestore Holdings PLC	253,230	877,580

		5,709,087

		30,002,826

Office – 12.6%
Office – 12.6%
Allied Properties Real Estate Investment Trust(b)	38,682	1,249,325
Boston Properties, Inc.	7,720	931,650
Columbia Property Trust, Inc.	67,710	1,780,096
Cominar Real Estate Investment Trust(b)	77,917	1,353,110
Cousins Properties, Inc.	176,756	2,121,072
Douglas Emmett, Inc.	16,790	476,668
Fabege AB	62,070	877,031
Hongkong Land Holdings Ltd.	194,000	1,363,416
Investa Office Fund	386,200	1,206,253
Japan Excellent, Inc.	560	763,622
Japan Real Estate Investment Corp.	245	1,435,925
Kenedix Office Investment Corp. – Class A	177	927,380
Kilroy Realty Corp.	10,910	660,928
NTT Urban Development Corp.	45,900	462,735
Orix J-REIT, Inc.	736	985,021
Parkway Properties, Inc./MD	99,691	1,990,829
SL Green Realty Corp.	29,353	3,213,860
Workspace Group PLC	106,780	1,025,582

		22,824,503

Lodging – 7.6%
Lodging – 7.6%
Ashford Hospitality Prime, Inc.	117,049	1,907,899
Ashford Hospitality Trust, Inc.	177,042	1,894,349
Chatham Lodging Trust	79,990	1,799,775
DiamondRock Hospitality Co.	175,190	2,175,860
FelCor Lodging Trust, Inc.	136,570	1,343,849
Hersha Hospitality Trust	311,280	1,970,402
Host Hotels & Resorts, Inc.	82,980	1,831,369
Pebblebrook Hotel Trust	22,880	813,155

		13,736,658

Industrials – 5.4%
Industrial Warehouse Distribution – 4.8%
Granite Real Estate Investment Trust (New York)	49,720	1,842,126
Hansteen Holdings PLC	353,360	639,686
Japan Logistics Fund, Inc.	225	503,386
Mapletree Industrial Trust	663,000	761,654
Mapletree Logistics Trust	968,483	916,245

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company		Shares	U.S. $ Value

Nippon Prologis REIT, Inc.		216	$473,790
ProLogis, Inc.		37,264	1,546,829
STAG Industrial, Inc.		81,950	1,962,702

			8,646,418

Mixed Office Industrial – 0.6%
Goodman Group		222,620	1,056,574

			9,702,992

Mortgage – 0.4%
Mortgage – 0.4%
Altisource Residential Corp.		26,564	740,870

Total Common Stocks (cost $149,927,926)			176,259,744

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Sun Hung Kai Properties Ltd., expiring 4/22/16(a) (cost $7,720)		11,487	14,653

SHORT-TERM INVESTMENTS
Investment Companies – 12.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c)(d) (cost $22,552,636)		22,552,636	22,552,636

		Principal Amount (000)
Time Deposits – 0.3%
ANZ, London 1.671%, 6/02/14	AUD	162	150,974
BBH, Grand Cayman 0.001%, 6/02/14	CHF	13	14,327
0.005%, 6/03/14	HKD	1,252	161,516
0.35%, 6/02/14	NOK	22	3,736
BTMU, Grand Cayman 0.005%, 6/02/14	JPY	2,969	29,163
DNB, Oslo 0.15%, 6/02/14	SEK	484	72,284
Wells Fargo, Grand Cayman 0.04%, 6/02/14	EUR	58	78,656
0.081%, 6/02/14	GBP	23	37,837
0.28%, 6/02/14	CAD	67	61,770

Total Time Deposits (cost $613,572)			610,263

Total Short-Term Investments (cost $23,166,208)			23,162,899

Total Investments Before Security Lending Collateral for Securities Loaned – 110.2% (cost $173,101,854)			199,437,296

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.3%
Investment Companies – 3.3%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $5,899,865)	5,899,865	$5,899,865

Total Investments – 113.5% (cost $179,001,719)		205,337,161
Other assets less liabilities – (13.5)%		(24,427,992)

Net Assets – 100.0%		$180,909,169

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	241,969	USD	2,329	6/18/14	$(48,125)
Barclays Bank PLC	USD	3,066	JPY	314,816	6/18/14	26,709
Barclays Bank PLC	USD	1,372	NOK	8,250	6/18/14	7,481
BNP Paribas SA	AUD	1,491	USD	1,324	6/18/14	(61,985)
Brown Brothers Harriman & Co.	EUR	1,148	USD	1,594	6/18/14	29,389
Brown Brothers Harriman & Co.	USD	2,362	NOK	14,132	6/18/14	154
Brown Brothers Harriman & Co.	USD	606	SEK	3,868	6/18/14	(27,776)
Citibank, NA	NOK	10,875	USD	1,804	6/18/14	(13,785)
Citibank, NA	USD	1,414	CAD	1,567	6/18/14	30,295
Credit Suisse International	USD	2,507	NOK	15,055	6/18/14	9,873
Deutsche Bank AG	CAD	1,161	USD	1,069	6/18/14	(1,611)
Deutsche Bank AG	CAD	1,722	USD	1,582	9/17/14	(2,315)
HSBC Bank USA	AUD	2,938	USD	2,693	9/17/14	(21,276)
JPMorgan Chase Bank, NA	USD	3,377	SEK	22,476	9/17/14	(23,570)
Morgan Stanley Capital Services LLC	USD	2,100	JPY	213,609	9/17/14	(390)
Royal Bank of Canada	CAD	406	USD	364	6/18/14	(10,509)
Royal Bank of Scotland PLC	EUR	239	USD	329	6/18/14	2,991
Royal Bank of Scotland PLC	GBP	944	USD	1,569	6/18/14	(12,985)
Royal Bank of Scotland PLC	USD	761	NZD	883	6/18/14	(12,301)
Standard Chartered Bank	JPY	72,847	USD	710	6/18/14	(5,484)
UBS AG	AUD	886	USD	816	6/18/14	(8,029)
UBS AG	EUR	586	USD	810	6/18/14	10,938

						$(132,311)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

NVDR – Non Voting Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $150,549,218)	$176,884,660 (a)
Affiliated issuers (cost $28,452,501—including investment of cash collateral for securities loaned of $5,899,865)	28,452,501
Foreign currencies, at value (cost $52,557)	52,840
Receivable for investment securities sold and foreign currency transactions	1,240,832
Dividends receivable	453,108
Receivable for capital stock sold	310,819
Unrealized appreciation on forward currency exchange contracts	117,830

Total assets	207,512,590

Liabilities
Payable for investment securities purchased and foreign currency transactions	19,916,724
Payable for collateral received on securities loaned	5,899,865
Unrealized depreciation on forward currency exchange contracts	250,141
Payable for capital stock redeemed	246,426
Advisory fee payable	76,756
Distribution fee payable	52,237
Administrative fee payable	23,298
Transfer Agent fee payable	14,812
Accrued expenses and other liabilities	123,162

Total Liabilities	26,603,421

Net Assets	$180,909,169

Composition of Net Assets
Capital stock, at par	$12,949
Additional paid-in capital	213,268,264
Distributions in excess of net investment income	(2,072,540)
Accumulated net realized loss on investment and foreign currency transactions	(56,504,148)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	26,204,644

$180,909,169

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$112,940,966	8,054,970	$14.02	*

B	$2,136,272	154,855	$13.80

C	$22,490,139	1,624,689	$13.84

Advisor	$20,627,326	1,481,046	$13.93

R	$9,619,925	693,865	$13.86

K	$10,703,432	768,422	$13.93

I	$2,391,109	170,902	$13.99

(a)	Includes securities on loan with a value of $5,652,787 (See Note E).

*	The maximum offering price per share for Class A shares was $14.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $146,082)	$3,083,769
Affiliated issuers	2,059
Securities lending income	28,192
Interest	724	$3,114,744

Expenses
Advisory fee (see Note B)	397,532
Distribution fee—Class A	127,041
Distribution fee—Class B	11,307
Distribution fee—Class C	108,284
Distribution fee—Class R	23,504
Distribution fee—Class K	12,869
Transfer agency—Class A	86,227
Transfer agency—Class B	2,879
Transfer agency—Class C	22,901
Transfer agency—Advisor Class	14,257
Transfer agency—Class R	12,222
Transfer agency—Class K	10,295
Transfer agency—Class I	1,309
Custodian	62,445
Registration fees	53,500
Directors’ fees	29,133
Audit	28,698
Administrative	23,868
Legal	21,449
Printing	19,466
Miscellaneous	22,294

Total expenses		1,091,480

Net investment income		2,023,264

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		2,737,113
Foreign currency transactions		402,192
Net change in unrealized appreciation/ depreciation of:
Investments		7,800,096
Foreign currency denominated assets and liabilities		(162,815)

Net gain on investment and foreign currency transactions		10,776,586

Net Increase in Net Assets from Operations		$12,799,850

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,023,264	$2,972,441
Net realized gain on investment and foreign currency transactions	3,139,305	12,172,415
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,637,281	(3,598,732)

Net increase in net assets from operations	12,799,850	11,546,124
Dividends to Shareholders from
Net investment income
Class A	(2,921,283)	(5,109,932)
Class B	(66,210)	(204,059)
Class C	(671,557)	(1,015,401)
Advisor Class	(528,443)	(485,256)
Class R	(335,753)	(536,558)
Class K	(388,165)	(541,563)
Class I	(88,747)	(108,681)
Capital Stock Transactions
Net increase (decrease)	34,379,052	(1,993,559)
Proceeds from third party regulatory settlement (see Note F)	– 0	–	47,779

Total increase	42,178,744	1,598,894
Net Assets
Beginning of period	138,730,425	137,131,531

End of period (including distributions in excess of net investment income of $(2,072,540) and undistributed net investment income of $904,354, respectively)	$180,909,169	$138,730,425

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on July 15, 1996 is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Equity: Other	$24,937,273		$34,864,303		$	– 0	–	$59,801,576
Retail	21,832,751		17,617,568			– 0	–	39,450,319
Residential	18,417,817		11,585,009			– 0	–	30,002,826
Office	14,803,120		8,021,383			– 0	–	22,824,503
Lodging	13,736,658		– 0	–		– 0	–	13,736,658
Industrials	5,991,343		3,711,649			– 0	–	9,702,992
Mortgage	740,870		– 0	–		– 0	–	740,870
Warrants	14,653		– 0	–		– 0	–	14,653
Short-Term Investments:
Investment Companies	22,552,636		– 0	–		– 0	–	22,552,636
Time Deposits	– 0	–	610,263			– 0	–	610,263
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,899,865		– 0	–		– 0	–	5,899,865

Total Investments in Securities	128,926,986		76,410,175	†		– 0	–	205,337,161
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	117,830			– 0	–	117,830
Liabilities
Forward Currency Exchange Contracts	– 0	–	(250,141)			– 0	–	(250,141)

Total^	$128,926,986		$76,277,864		$	– 0	–	$205,204,850

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2014, such fee amounted to $23,868.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $53,660 for the six months ended May 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,071 from the sale of Class A shares and received $481, $407 and $688 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)	Dividend Income (000)
$2,198	$48,191	$27,836	$22,553	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2014 amounted to $182,165 of which $916 and $272, respectively, were paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,969,878, $2,254,649, $284,851 and $135,267 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$90,614,861		$61,507,239
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts) are as follows:

Gross unrealized appreciation	$28,659,081
Gross unrealized depreciation	(2,323,639)

Net unrealized appreciation	$26,335,442

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2014 the Fund had OTC derivatives with contingent features in liability positions in the amount of $163,370. If a trigger event had occurred at May 31, 2014, for those derivatives in a net liability position, $163,370 would be required to be posted by the fund.

At May 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$117,830	Unrealized depreciation on forward currency exchange contracts	$250,141

Total		$117,830		$250,141

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$384,791	$(169,852)

Total		$384,791	$(169,852)

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2014:

Foreign Exchange Contracts:
Average principal amount of buy contracts	$20,212,618
Average principal amount of sale contracts	$18,645,215

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivative Assets
Barclays Bank PLC	$34,190	$(34,190)		$	– 0	–	$	– 0	–	$ – 0	–
Brown Brothers Harriman & Co.	29,543	(27,776)			– 0	–		– 0	–	1,767
Citibank, N.A.	30,295	(13,785)			– 0	–		– 0	–	16,510
Credit Suisse International	9,873	– 0	–		– 0	–		– 0	–	9,873
Royal Bank of Scotland PLC	2,991	(2,991)			– 0	–		– 0	–	– 0	–
UBS AG	10,938	(8,029)			– 0	–		– 0	–	2,909

Total	$117,830	$(86,771)		$	– 0	–	$	– 0	–	$31,059

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivative Liabilities
Barclays Bank PLC	$48,125	$(34,190)		$	– 0	–	$	– 0	–	$13,935
BNP Paribas SA	61,985	– 0	–		– 0	–		– 0	–	61,985
Brown Brothers Harriman & Co.	27,776	(27,776)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	13,785	(13,785)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	3,926	– 0	–		– 0	–		– 0	–	3,926
HSBC Bank USA	21,276	– 0	–		– 0	–		– 0	–	21,276
JPMorgan Chase Bank, N.A.	23,570	– 0	–		– 0	–		– 0	–	23,570
Morgan Stanley Capital Services LLC	390	– 0	–		– 0	–		– 0	–	390
Royal Bank of Canada	10,509	– 0	–		– 0	–		– 0	–	10,509
Royal Bank of Scotland PLC	25,286	(2,991)			– 0	–		– 0	–	22,295
Standard Chartered Bank	5,484	– 0	–		– 0	–		– 0	–	5,484
UBS AG	8,029	(8,029)			– 0	–		– 0	–	– 0	–

Total	$250,141	$(86,771)		$	– 0	–	$	– 0	–	$163,370

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2014, the Fund had securities on loan with a value of $5,652,787 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $5,899,865. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $28,192 and $1,446 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)
$ 2,578	$35,206	$31,884	$5,900

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class A
Shares sold	2,611,199	2,585,533	$35,357,854	$35,203,401

Shares issued in reinvestment of dividends	197,800	348,667	2,523,929	4,410,629

Shares converted from Class B	21,565	79,783	285,343	1,075,752

Shares redeemed	(693,860)	(3,838,050)	(9,153,401)	(50,405,942)

Net increase (decrease)	2,136,704	(824,067)	$29,013,725	$(9,716,160)

Class B
Shares sold	5,451	20,400	$71,088	$272,188

Shares issued in reinvestment of dividends	4,808	15,308	60,536	190,429

Shares converted to Class A	(21,902)	(81,273)	(285,343)	(1,075,752)

Shares redeemed	(27,006)	(71,608)	(348,414)	(937,735)

Net decrease	(38,649)	(117,173)	$(502,133)	$(1,550,870)

Class C
Shares sold	105,590	491,233	$1,369,851	$6,556,259

Shares issued in reinvestment of dividends	43,907	67,919	554,548	851,017

Shares redeemed	(198,590)	(379,384)	(2,581,391)	(4,996,872)

Net increase (decrease)	(49,093)	179,768	$(656,992)	$2,410,404

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Advisor Class
Shares sold	760,693	990,230	$10,155,049	$13,170,101

Shares issued in reinvestment of dividends	23,934	22,839	302,771	286,858

Shares redeemed	(299,532)	(610,210)	(3,930,212)	(7,935,252)

Net increase	485,095	402,859	$6,527,608	$5,521,707

Class R
Shares sold	128,477	317,585	$1,673,427	$4,226,197

Shares issued in reinvestment of dividends	26,584	42,856	335,755	536,556

Shares redeemed	(177,857)	(341,142)	(2,319,365)	(4,517,782)

Net increase (decrease)	(22,796)	19,299	$(310,183)	$244,971

Class K
Shares sold	101,352	437,657	$1,324,165	$5,869,001

Shares issued in reinvestment of dividends	30,636	43,083	388,163	541,560

Shares redeemed	(121,168)	(401,934)	(1,598,073)	(5,387,472)

Net increase	10,820	78,806	$114,255	$1,023,089

Class I
Shares sold	21,237	60,859	$281,341	$840,738

Shares issued in reinvestment of dividends	6,982	8,619	88,746	108,681

Shares redeemed	(13,541)	(66,429)	(177,315)	(876,119)

Net increase	14,678	3,049	$192,772	$73,300

For the year ended November 30, 2013, a third party vendor reimbursed the Fund $47,779 for losses incurred due to a regulatory settlement. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Notes to Financial Statements

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$8,001,450	$3,677,216

Total taxable distributions paid	$8,001,450	$3,677,216

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,207,390
Accumulated capital and other losses	(57,635,299	)(a)
Unrealized appreciation/(depreciation)	13,256,178	(b)

Total accumulated earnings/(deficit)	$(40,171,731)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $57,635,299. During the fiscal year, the Fund utilized $7,899,466 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Notes to Financial Statements

taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.39		$ 12.91	$ 10.89	$ 11.47	$ 10.46		$ 7.43

Income From Investment Operations
Net investment income(a)	.19		.28	.22	.12	.16		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.94		.98	2.19	(.34)	1.39		2.92

Net increase (decrease) in net asset value from operations	1.13		1.26	2.41	(.22)	1.55		3.12

Less: Dividends
Dividends from net investment income	(.50)		(.78)	(.39)	(.36)	(.54)		(.09)

Net asset value, end of period	$ 14.02		$ 13.39	$ 12.91	$ 10.89	$ 11.47		$ 10.46

Total Return
Total investment return based on net asset value(b)	8.79%		10.10%*	22.95%	(2.08)%	15.50%		42.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,941		$79,216	$87,013	$64,116	$79,631		$75,106
Ratio to average net assets of:
Expenses	1.41	%(c)	1.40%	1.50%	1.45%	1.58	%(d)	1.76%
Net investment income	2.90	%(c)	2.12%	1.84%	1.04%	1.52	%(d)	2.40%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.08		$ 12.60	$ 10.62	$ 11.20	$ 10.27		$ 7.33

Income From Investment Operations
Net investment income(a)	.14		.18	.13	.03	.08		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93		.96	2.14	(.34)	1.35		2.86

Net increase (decrease) in net asset value from operations	1.07		1.14	2.27	(.31)	1.43		3.00

Less: Dividends
Dividends from net investment income	(.35)		(.66)	(.29)	(.27)	(.50)		(.06)

Net asset value, end of period	$ 13.80		$ 13.08	$ 12.60	$ 10.62	$ 11.20		$ 10.27

Total Return
Total investment return based on net asset value(b)	8.46%		9.31%*	21.91%	(2.89)%	14.58%		41.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,136		$2,531	$3,915	$4,284	$6,532		$8,591
Ratio to average net assets of:
Expenses	2.17	%(c)	2.13%	2.30%	2.24%	2.38	%(d)	2.61%
Net investment income	2.08	%(c)	1.36%	1.16%	.27%	.73	%(d)	1.70%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.18		$ 12.71	$ 10.72	$ 11.29	$ 10.34		$ 7.37

Income From Investment Operations
Net investment income(a)	.14		.19	.14	.04	.08		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93		.96	2.15	(.34)	1.37		2.89

Net increase (decrease) in net asset value from operations	1.07		1.15	2.29	(.30)	1.45		3.03

Less: Dividends
Dividends from net investment income	(.41)		(.68)	(.30)	(.27)	(.50)		(.06)

Net asset value, end of period	$ 13.84		$ 13.18	$ 12.71	$ 10.72	$ 11.29		$ 10.34

Total Return
Total investment return based on net asset value(b)	8.42%		9.34%*	22.02%	(2.78)%	14.68%		41.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,490		$22,058	$18,989	$17,750	$20,629		$19,616
Ratio to average net assets of:
Expenses	2.12	%(c)	2.11%	2.23%	2.17%	2.31	%(d)	2.50%
Net investment income	2.16	%(c)	1.46%	1.18%	.31%	.78	%(d)	1.69%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.33		$ 12.85	$ 10.86	$ 11.44	$ 10.41		$ 7.39

Income From Investment Operations
Net investment income(a)	.22		.32	.26	.15	.19		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93		.97	2.16	(.33)	1.39		2.90

Net increase (decrease) in net asset value from operations	1.15		1.29	2.42	(.18)	1.58		3.12

Less: Dividends
Dividends from net investment income	(.55)		(.81)	(.43)	(.40)	(.55)		(.10)

Net asset value, end of period	$ 13.93		$ 13.33	$ 12.85	$ 10.86	$ 11.44		$ 10.41

Total Return
Total investment return based on net asset value(b)	9.01%		10.46%*	23.23%	(1.80)%	15.94%		42.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,627		$13,274	$7,622	$5,161	$7,045		$4,675
Ratio to average net assets of:
Expenses	1.11	%(c)	1.10%	1.20%	1.15%	1.28	%(d)	1.46%
Net investment income	3.28	%(c)	2.37%	2.16%	1.29%	1.81	%(d)	2.64%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.22		$ 12.77	$ 10.79	$ 11.39	$ 10.40		$ 7.40

Income From Investment Operations
Net investment income(a)	.17		.25	.19	.09	.14		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93		.96	2.17	(.34)	1.38		2.92

Net increase (decrease) in net asset value from operations	1.10		1.21	2.36	(.25)	1.52		3.10

Less: Dividends
Dividends from net investment income	(.46)		(.76)	(.38)	(.35)	(.53)		(.10)

Net asset value, end of period	$ 13.86		$ 13.22	$ 12.77	$ 10.79	$ 11.39		$ 10.40

Total Return
Total investment return based on net asset value(b)	8.70%		9.78%*	22.64%	(2.36)%	15.32%		42.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,620		$9,477	$8,904	$5,970	$6,186		$4,768
Ratio to average net assets of:
Expenses	1.67	%(c)	1.65%	1.74%	1.69%	1.75	%(d)	1.83%
Net investment income	2.61	%(c)	1.89%	1.66%	.79%	1.32	%(d)	2.12%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.31		$ 12.84	$ 10.85	$ 11.44	$ 10.42		$ 7.40

Income From Investment Operations
Net investment income(a)	.19		.30	.24	.13	.17		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.94		.96	2.16	(.34)	1.40		2.91

Net increase (decrease) in net asset value from operations	1.13		1.26	2.40	(.21)	1.57		3.13

Less: Dividends
Dividends from net investment income	(.51)		(.79)	(.41)	(.38)	(.55)		(.11)

Net asset value, end of period	$ 13.93		$ 13.31	$ 12.84	$ 10.85	$ 11.44		$ 10.42

Total Return
Total investment return based on net asset value(b)	8.87%		10.14%*	22.98%	(2.02)%	15.75%		42.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,703		$10,083	$8,713	$6,875	$8,133		$6,581
Ratio to average net assets of:
Expenses	1.36	%(c)	1.34%	1.43%	1.38%	1.45	%(d)	1.50%
Net investment income	2.93	%(c)	2.22%	2.01%	1.13%	1.64	%(d)	2.59%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 13.39		$ 12.90	$ 10.90	$ 11.48	$ 10.45		$ 7.41

Income From Investment Operations
Net investment income(a)	.22		.34	.28	.17	.22		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.94		.96	2.16	(.34)	1.37		2.92

Net increase (decrease) in net asset value from operations	1.16		1.30	2.44	(.17)	1.59		3.16

Less: Dividends
Dividends from net investment income	(.56)		(.81)	(.44)	(.41)	(.56)		(.12)

Net asset value, end of period	$ 13.99		$ 13.39	$ 12.90	$ 10.90	$ 11.48		$ 10.45

Total Return
Total investment return based on net asset value(b)	9.04%		10.50%*	23.38%	(1.65)%	15.97%		43.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,391		$2,092	$1,976	$2,538	$2,597		$3,364
Ratio to average net assets of:
Expenses	1.03	%(c)	1.03%	1.10%	1.05%	1.11	%(d)	1.19%
Net investment income	3.26	%(c)	2.53%	2.36%	1.42%	2.02	%(d)	2.88%
Portfolio turnover rate	42%		115%	108%	71%	70%		67%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.03%.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Neil Abraham(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Real Estate Senior Investment Management Team. Messrs. Neil Abraham and Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 6-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate Index (the “FTSE EPRA/NAREIT Index”) and the FTSE NAREIT Equity REIT Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014, and (in the case of comparisons with the indices) the period since inception (September 1996 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period. In the 10-year period the Fund was the only fund in the Performance Group and 3rd out of 4 of the Performance Universe. The Fund lagged both indices in all periods except that it outperformed the FTSE EPRA/NAREIT Index in the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3.4 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was the same as the Expense Group median and higher than the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.
2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
Global Real Estate Investment Fund, Inc.	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$145.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $49,465 (0.034% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.10 1.40 2.13 2.11 1.65 1.34 1.03	% % % % % % %	November 30

3	Jones v. Harris at 1427.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.	$145.5	Global REIT 0.60% on 1st $25 million 0.50% on next $25 million 0.45% on the balance Minimum Account Size: $25m	0.484%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Real Estate Securities Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio Class A Class I (Institutional)	1.50% 0.70%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.
8	The investment guidelines of the Fund are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.
9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Global Real Estate Investment Fund, Inc.	0.550	0.935	1/9

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).14 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
13	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.
14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Real Estate Investment Fund, Inc.	1.398	1.400	4/9	1.362	12/20

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

15	Most recently completed fiscal year end Class A total expense ratio.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,706, $589,352 and $12,062 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $114,456 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	57

consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

58	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.28	4.31	3.83	8/9	19/23
3 year	7.35	7.14	7.08	4/9	7/20
5 year	22.92	22.84	22.88	3/7	8/16
10 year	6.81	6.81	7.34	1/1	3/4

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. Fund performance returns were provided by Lipper.
20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.
21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.
22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.
24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	59

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	3.28	7.35	22.92	6.81	8.98	22.17	0.34	10
FTSE EPRA NAREIT Developed RE Index	4.35	8.00	24.62	8.33	8.79	21.67	0.41	10
FTSE NAREIT Equity REIT Index[25]	5.98	9.80	29.24	8.81	10.50	N/A	N/A	N/A
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

25	Benchmark since inception date is the nearest month end after the Fund’s inception date.

60	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

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Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

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International/Global Growth

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International Growth Fund

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Global Value Fund

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Fixed Income

Municipal

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Intermediate California Portfolio

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Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

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Arizona Portfolio

California Portfolio

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Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

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Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

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Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

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Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

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2015 Retirement Strategy

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2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

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Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0152-0514

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 21, 2014